DAVIS NEW YORK VENTURE FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
===============================================================================

Dear Shareholder:

MARKET OVERVIEW

Over the past 12 months, we continued to enjoy a healthy economy, low inflation and strong returns on equities, despite occasional periods of volatility as the market experienced in late summer. Looking ahead, we remain optimistic about the role of U.S.-style capitalism, the ability for companies to grow and prosper over time and the impact good management can have in creating shareholder value.

Our approach is strictly long term and we judge every investment in relation to the risk-free return available from bonds. With U.S. Treasury bonds now yielding around 7%, investors could buy a zero-coupon Treasury and double their money in 10 years or quadruple it in 20 years. That's a tough bogey for stocks. Yet, over 70 years, stocks have compounded at more than 10% as an annual average.

We think the economy has become less cyclical for several reasons. More than 70% of the jobs today are held in less cyclical service sectors of the economy. Computers are used increasingly to manage inventories and that helps prevent big inventory cycles. The Federal Reserve has taken to announcing its intentions in advance so that interest rate shocks are less likely. And we are still reaping an enormous peace dividend from the end of the Cold War, as technology has been applied more and more to the private sector and cutbacks in defense spending have eased budget deficit pressures.

The longest economic cycle on record lasted 107 months in the 1960s. We are now in the 77th month of this expansion and see no apparent reason why the cycle should come to a speedy end. In fact, our hope is that the economy will fluctuate around a 2% to 3% growth rate, avoiding both boom and recession, with interest rates ranging from 6% to 8% and inflation contained at 2% to 4%.

Our vision is for the Dow to approach 10,000 around the turn of the century, punctuated by volatility and corrections of up to 1,000 points along the way. Even so, the Dow has advanced very rapidly, and the percentage gains will not be what we are used to.

As long-term investors, we will undoubtedly be investing through market drops--adding to our core holdings and building new positions at attractive valuations--so that we can continue to participate in the optimism that has always followed pessimism. We encourage our shareholders to maintain a similar long-term perspective as they seek to build wealth over time.

Sincerely,





Shelby M.C. Davis
Chief Investment Officer
August 28, 1997

                                                         August 28, 1997

DAVIS NEW YORK VENTURE FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
===============================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, PORTFOLIO MANAGER OF THE DAVIS NEW YORK VENTURE FUND

For the fiscal year ended July 31, 1997, the Davis New York Venture Fund's Class A shares returned 57.83% on net asset value (1) compared to a return of 52.11% for the Standard & Poor's 500 Index. (2) As long-term investors, our objective is to provide the opportunity for multiyear compounding of growth. We measure the fund's success by the long-term wealth we create and are proud of the noteworthy performance we have achieved in that regard. The fund's A shares have outperformed the S&P 500 Index in 21 out of 28 years since its founding on February 17, 1969, generating an average annual return since inception of 15.21% (1) versus a return of 12.33% for the S&P 500 Index (2) over the same time period.

The Davis New York Venture Fund's Class A shares rank in the top five of all growth equity funds tracked by Lipper Analytical Services since 1969. The fund has also been in the top 10% of all growth funds for the last 5, 10, 15, 20 and 25 years, which we believe is an unsurpassed record of consistency. (3) In addition, as of July 31, 1997, the fund's Class A shares held Morningstar's highest overall rating of ***** (five stars) for risk-adjusted performance out of 2,040 domestic equity funds. (4)

In February 1997, Christopher C. Davis became sole Portfolio Manager of the Davis New York Venture Fund after serving as Co-Portfolio Manager since 1995. In recognizing Davis' abilities, a recent Morningstar report noted, "Chris Davis continues to execute the fund's successful strategy of buying top-flight companies when they are temporarily out of favor and then holding for a long
time....Thus, this fund's guiding investment philosophy hasn't changed a
bit...it remains in good hands." (5)

Q.  What's your primary message for shareholders today?

A. The incredible performance and duration of this bull market has led to careless thinking on the part of many investors. For example, many index fund investors would undoubtedly be delighted if they could be guaranteed the market would rise from a level of around 8,000 today to 10,000 by the end of the year 2000. But they may not be delighted to learn that this performance equates to an annualized return of only 5.7% (excluding dividends), less than the return now available on high-quality bonds of comparable duration.

In the midst of this market euphoria, we continue to stick to the basics, applying an investment approach that has been successfully employed by the Davis family in bull and bear markets during the past 50 years. Most importantly, we recognize that stocks are not merely pieces of paper, but represent ownership interests in businesses. As a result, our entire investment process boils down to two simple questions: What kind of businesses do we want to own and how much should we pay for them?

At the annual meeting of Berkshire Hathaway this year, Chairman Warren Buffett made the same point in a different way. He noted that in investing there are two kinds of risks--business risk, or the risks inherent in the type of business you own, and valuation risk. In today's high market, we think it's more important than ever to focus on managing risk both in the businesses that we buy and in the prices we pay for them.

DAVIS NEW YORK VENTURE FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, PORTFOLIO MANAGER OF THE DAVIS NEW YORK VENTURE FUND - CONTINUED

Q.  How do you control business risk?

A. Another way of asking this question is: "What are the characteristics of a business that foster long-term sustainable growth?" Obviously some characteristics are quantifiable, such as businesses that have strong balance sheets, generate good returns on capital and are low-cost operators. Other characteristics that help reduce business risk are more subjective, but no less important. These include businesses that have superior management, superior culture, a strong international presence and sell goods or services that do not become easily obsolete.

Looked at this way, financial companies are current standouts. The crisis that swept through the financial services arena in the last decade has left a lasting legacy at many financial companies. Capital ratios are strong, managements are more aware of risk, and discipline is evident in the industry. These companies also continue to benefit from favorable long-term demographic and macroeconomic trends, as the baby boomers enter their peak earning and investing years and as capitalism spreads around the world. Among the companies we continue to find attractive in the financial sector are Morgan Stanley, Dean Witter, Discover; Travelers; and Wells Fargo.

Other types of businesses that we believe offer lower risk potential are high-quality consumer companies, such as McDonald's; pharmaceutical companies that have a broad product range, such as SmithKline Beecham; and some energy services companies, such as Halliburton, which continue to be an area of growing interest for the fund.

Q.  How do you control valuation risk?

A. Strong businesses with the characteristics just described become great investments when they are purchased at opportunistic prices. That is why we generally buy companies when they are under a cloud, that is, when some short-term disappointment has created an opportunity to buy growth at a value price, particularly at a low valuation relative to the market. For example, the Davis New York Venture Fund has benefited from the recovery of some technology issues purchased during the "tech wreck" a year ago.

Because of our strong price discipline, our portfolio, by and large, has a lower price/earnings multiple than the market. We think that buying companies with modest but sustainable growth prospects, strong dividend yields and solid balance sheets when expectations and valuations are low is a good formula to follow in a high market.

Investing in a world-class company when it is out of favor because of short-term events reduces the risk of incurring the calamitous losses that occur when glamour stocks with high valuations fail to live up to the market's great expectations and their prices plunge. We never lose sight of the fact that our firm's 28-year investment record has been built as much by avoiding the big losers as by picking winners.

Q.  What's your long-term outlook?

DAVIS NEW YORK VENTURE FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - Continued

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, PORTFOLIO MANAGER OF THE DAVIS NEW YORK VENTURE FUND - CONTINUED

A. Our focus on risk should not lead anyone to think that we have changed our firmly held conviction that equities offer the best way to create long-term wealth. As my father says, we wake up every morning believing the glass is half full. Furthermore, because the fund's turnover remains low, changes in the portfolio tend to be quite gradual and our philosophy is always the same: We buy value and hold it for the long term.

We remain confident that the fund's proven "all-weather" investment approach will continue to serve our shareholders well in the future. Nevertheless, the bullish story on equities is well-known and we must temper our optimism with the understanding that markets will rarely be as generous as they have been in the last several years.







-----------------------
(1) All fund performance figures cited in this letter are calculated without considering sales commissions. On A shares, the current maximum sales commission is 4.75%.

(2) The Standard & Poor's 500 Index is an unmanaged index that has no specific investment objective. Investments cannot be made directly in the index. The return on the S&P 500 Index includes net dividends and capital gains reinvested, but does not take into account any sales charge.

(3) Among all growth funds tracked by Lipper, the Davis New York Venture Fund ranked in the top 7% out of 286 for the last 5 years, the top 3% out of 176 funds for the last 10 years, the top 4% out of 113 funds for the last 15 years, the top 3% out of 102 funds for the last 20 years, and the top 9% out of 95 funds for the last 25 years.

(4) Morningstar proprietary ratings reflect historical risk-adjusted performance as of July 31, 1997. Subject to change every month, Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The Class A shares of the Davis New York Venture Fund received five stars (among 622 funds) for the 10-year period, five stars (among 1,146 funds) for the 5-year period, and five stars among 2,040 funds for the 3-year period. Ten percent of the funds in an investment category receive five stars; 22.5%, four stars; 35%, three stars; 22.5%, two stars; and 10%, one star. Star ratings for the fund's other classes of shares may vary and are available only for those classes with at least three years of performance history. Past performance is no guarantee of future results.

(5) Source: Morningstar Mutual Funds, April 11, 1997

DAVIS NEW YORK VENTURE FUND, INC.
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS A SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
===============================================================================

Average Annual Total Return For the Periods ended July 31, 1997.
------------------------------------------------------------------------------
CLASS A SHARES
(This calculation includes an initial sales charge of 4 3/4%).
One Year ...................................................... 50.33%
Five Years..................................................... 22.46%
Ten Years...................................................... 17.94%


CLASS Y SHARES
(There is no sales charge applicable to this calculation.)


Life of Class (October 2, 1996 through July 31, 1997) ......... 56.31%
------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis New York Venture Fund, Class A Shares on July 31, 1987 and paid a 4 3/4% sales charge. As the chart shows, by July 31, 1997 the value of your investment would have grown to $52,136 - a 421.36% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $40,190 - a 301.89% increase.

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

                 S&P 500       DNYVF-A
Jul-87         10,000.00      9,525.00
Jul-88          8,825.00      9,211.68
Jul-89         11,638.23     12,291.91
Jul-90         12,392.39     13,289.77
Jul-91         13,970.31     15,188.55
Jul-92         15,754.18     18,025.38
Jul-93         17,126.22     21,684.00
Jul-94         18,005.30     22,964.81
Jul-95         22,699.47     29,213.08
Jul-96         26,457.36     33,033.80
Jul-97         40,245.62     52,136.40




Standard & Poor's is an unmanaged index and has no specific investment objective. The index does not take into account any sales charge and investments cannot be made directly into an index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND, INC.
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS B SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
==============================================================================

Average Annual Total Return For the Periods ended July 31, 1997.
----------------------------------------------------------------
CLASS B SHARES
(This calculation includes a contingent deferred sales charge of 3%.)

One Year...................................................  53.47%
Life of Class (December 1, 1994 through July 31, 1997) ....  36.48%
-------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class B Shares on December 1, 1994 (inception of class). As the chart shows, by July 31, 1997 the value of your investment (less applicable contingent deferred sales charges) would have grown to $22,910 - a 129.10% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $22,631 - a 126.31% increase.

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

                 S&P 500        DNYVF-B
Dec-94         10,000.00      10,000.00
Jul-95         12,774.00      13,262.87
Jul-96         14,877.88      14,833.80
Jul-97         22,630.74      22,910.48



Standard & Poor's is an unmanaged index and has no specific investment objective. The index does not take into account any sales charge and investments cannot be made directly into an index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND, INC.
COMPARISON OF DAVIS NEW YORK VENTURE FUND, INC., CLASS C SHARES AND STANDARD AND POOR'S 500 STOCK INDEX
==============================================================================

Average Annual Total Return For the Periods ended July 31, 1997.
------------------------------------------------------------------------------
CLASS C SHARES
(There is no contingent deferred sales charge applicable to this calculation.)

One Year.......................................................    56.59%
Life of Class (December 20, 1994 through July 31, 1997)........    36.84%
-----------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis New York Venture Fund, Class C Shares on December 20, 1994 (inception of class). As the chart shows, by July 31, 1997 the value of your investment would have grown to $22,701 - a 127.01% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $22,226 - a 122.26% increase.

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

                 S&P 500        DNYVF-C
Dec-94         10,000.00      10,000.00
Jul-95         12,546.00      12,965.94
Jul-96         14,612.33      14,497.33
Jul-97         22,226.81      22,701.30




Standard & Poor's is an unmanaged index and has no specific investment objective. The index does not take into account any sales charge and investments cannot be made directly into an index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS NEW YORK VENTURE FUND, INC.
PORTFOLIO HOLDINGS AS OF JULY 31, 1997
=============================================================================

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

PORTFOLIO MAKEUP (% OF FUND ASSETS)        SECTOR WEIGHTINGS (% OF PORTFOLIO)
-----------------------------------        ----------------------------------

          Preferred Stocks                              Energy
               0.5%                                     11.6%

            Cash & Cash                                Consumer
            Equlvalents                                Products
               7.9%                                      5.2%

           Common Stocks                              Building
               91.6%                                  Materials
                                                         3.5%

                                                      Insurance
                                                        14.5%

                                                   Transportation
                                                         4.9%

                                                     Real Estate
                                                         2.9%

                                                     Diversifled
                                                      Financial
                                                      Services
                                                        10.4%

                                                        Other
                                                         5.6%

                                                       Banking
                                                        14.5%

                                                    Pharmaceuticals
                                                         5.7%

                                                     Technology
                                                        17.4%

                                                        Food &
                                                      Restaurants
                                                         3.8%


TOP 10 HOLDINGS
STOCK                                                         SECTOR                      % OF FUND ASSETS
-----------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                Technology                                  4.17%
Hewlett Packard                                      Technology                                  3.73
Wells Fargo & Co.                                    Banks and Saving & Loans                    3.53
American Express Co.                                 Diversified Financial Services              3.34
General Re Corp.                                     Property/Casualty Insurance                 3.19
McDonald's Corp.                                     Food & Restaurant                           3.06
Morgan Stanley, Dean Witter & Discover Co.           Investment Firms                            2.70
Burlington Northern Santa Fe Corp.                   Transportation                              2.63
Philip Morris Cos., Inc.                             Consumer Products                           2.41
Halliburton Co.                                      Energy                                      2.36

DAVIS NEW YORK VENTURE FUND, INC.
PORTFOLIO ACTIVITY - AUGUST 1, 1996 THROUGH JULY 31, 1997
===============================================================================
NEW POSITIONS ADDED (8/1/96-7/31/97)
(Highlighted positions are those greater than 0.99% of 7/31/97 total net assets.)


                                                                              DATE OF 1ST       % OF 7/31/97
SECURITY                                   SECTOR                               PURCHASE         FUND ASSETS
------------------------------------------------------------------------------------------------------------
360 (Degree) Communication Company          Telecommunications                  12/19/96             0.56%
ACNielsen Corp.                             Marketing                           11/1/96              0.00%
AirTouch Communications, Inc.,              Telecommunications                  8/19/96                 -
     6%, Ser. B Conv. Pfd.
AirTouch Communications, Inc.,              Telecommunications                  8/19/96              0.14%
     4.25%, Ser. C Conv. Pfd.
Baker Hughes Inc.                           Energy                              1/8/97                  -
BankAmerica Corp.                           Banks and Savings & Loans           9/11/96              2.36%
British Petroleum Company  PLC-ADR          Energy                              6/5/97               0.68%
Burlington Northern Santa Fe Corp.          Transportation                      8/6/96               2.63%
Ciba Specialty Chemicals ADR                Chemicals                           2/26/97                 -
Cognizant Corp.                             Pharmaceutical and Health Care      11/1/96              0.00%
Cooper Cameron Corp.                        Energy                              10/17/96             1.10%
Crescent Operating, Inc.                    Real Estate                         6/27/97              0.07%
Crescent Real Estate Equities, Inc.         Real Estate                         9/26/96              1.35%
Devon Financing Trust, $3.25, Conv. Pfd.    Financial Services                  5/20/97              0.23%
Eli Lilly & Co.                             Pharmaceutical and Health Care      9/6/96               0.52%
EVI, Inc.                                   Energy                              5/6/97               0.79%
Falcon Drilling                             Energy                              12/10/96                -
Fluor Corp.                                 Energy                              3/7/97                  -
Fortune Brands, Inc.                        Consumer Products                   6/2/97               0.02%
Gallaher Group PLC-ADR                      Consumer Products                   6/2/97               0.01%
Global Star Telecommunications              Telecommunications                  8/19/96              0.07%
International Business Machines Corp.       Technology                          9/24/96              4.17%
Komag Inc.                                  Technology                          8/6/96               0.49%
Loral Space & Communications                Satellite Telecommunications        5/12/97              0.13%
Lucent Technologies Inc.                    Technology                          10/1/96                 -
Martin Marietta Material, Inc.              Building Materials                  10/4/96              1.10%
Masco Corporation                           Building Materials                  11/20/96             2.14%
Molex Incorporated                          Electronics                         4/1/97               0.26%
Morgan Stanley, Dean Witter &               Investment Firms                    6/2/97               2.70%
     Discover Co.
Motorola, Inc.                              Telecommunications                  3/18/97              1.23%
Nabors Industries, Inc.                     Energy                              6/24/97              0.14%
NCR Corp.                                   Technology                          12/13/96                -
News Corp.                                  Publishing                          6/5/97                  -
Nike, Inc.                                  Consumer Products                   7/16/97              1.06%
Novartis AG                                 Pharmaceutical and Health Care      1/29/97              0.62%
Roche Holding LTD                           Pharmaceutical and Health Care      2/13/97                 -
Rouse Company                               Real Estate                         7/3/97               0.33%
Seagate Technology                          Technology                          6/18/97                 -
Smith International Inc.                    Energy                              9/5/96               1.42%


DAVIS NEW YORK VENTURE FUND, INC.
PORTFOLIO ACTIVITY - AUGUST 1, 1996 THROUGH JULY 31, 1997 - CONTINUED
================================================================================

NEW POSITIONS ADDED (8/1/96-7/31/97) - CONTINUED
(Highlighted positions are those greater than 0.99% of 7/31/97 total net assets.)



                                                                             DATE OF 1ST       % OF 7/31/97
SECURITY                                    SECTOR                             PURCHASE         FUND ASSETS
------------------------------------------------------------------------------------------------------------
SmithKline Beecham PLC-ADR                  Pharmaceutical and Health Care      6/6/97               1.84%
State Street Corp.                          Banks and Savings & Loans           4/17/97              1.35%
Sun Microsystems, Inc.                      Technology                          5/14/97              0.72%
TCF Financial Corporation                   Banks and Savings & Loans           3/17/97              0.24%
Tosco Corporation                           Energy                              4/29/97              0.39%
Union Pacific Resources Group Inc.          Energy                              10/16/96                -
Vornado Realty Trust, 6.50%, Ser. A         Real Estate                         4/3/97               0.05%
     Conv. Pfd
Waste Management Inc.                       Waste Management                    5/13/97              0.01%


POSITIONS CLOSED (8/1/96-7/31/97) (Gains and losses greater than $3 million are highlighted.)


STOCK                                            SECTOR                      DATE OF FINAL SALE    GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------
AirTouch Communications, Inc., 6%, Ser. B        Telecommunications                 7/29/97         $1,730,294
     Conv. Pfd.
Applied Materials, Inc.                          Technology                         5/2/97          11,390,758
AT & T Corp.                                     Telecommunications                 6/10/97          2,934,456
Baker Hughes Inc.                                Energy                             3/18/97            303,042
Ciba Specialty Chemicals ADR                     Chemicals                          6/10/97          2,085,051
Dean Witter, Discover & Co.                      Investment Firms                   6/2/97           3,233,719
Eastman Kodak Co.                                Photographic                       3/21/97          4,961,843
Equitable Companies Inc.                         Life Insurance                     4/8/97          15,170,147
Falcon Drilling                                  Energy                             6/3/97           1,612,508
Federated Department Stores, Inc.                Retail                             3/18/97         13,003,470
Fluor Corp.                                      Energy                             6/6/97          (5,144,366)
General Motors Corp.                             Automotive                         6/5/971         11,693,012
General Motors Corp. Class H                     Automotive                         2/11/97          2,122,145
The Gillette Co.                                 Consumer Products                  9/18/96         19,208,569
Guiness PLC ORD                                  Consumer Products                  4/15/97          1,769,201
Home Depot, Inc.                                 Retail                             10/3/96          1,728,919
Host Marriott Corp.                              Real Estate                        11/20/96        15,981,898
Jefferson Smurfit Corp.                          Paper Products                     5/8/97            (284,650)
Lucent Technologies Inc.                         Technology                         6/10/97          1,812,961
MCI Communications Corp.                         Telecommunications                 11/15/96         8,319,679
The Mead Corp.                                   Paper Products                     10/3/96          3,534,574
Mid-Atlantic Realty Trust                        Real Estate                        7/7/97          (1,556,039)
Morgan Stanley Group Inc.                        Investment Firms                   6/2/97           3,839,262
NAC Re Corp.                                     Property/Casualty Insurance        6/2/97           4,373,797
National Re Corp.                                Property/Casualty Insurance        10/4/96          6,643,513
NCR Corp.                                        Technology                         6/10/97            155,919
News Corp.                                       Publishing                         6/5/97             (12,058)
The News Corp. Ltd. Sponsored ADR Pfd.           Publishing                         6/12/97         (3,293,269)


DAVIS NEW YORK VENTURE FUND, INC.
PORTFOLIO ACTIVITY - AUGUST 1, 1996 THROUGH JULY 31, 1997 - CONTINUED
===============================================================================

POSITIONS CLOSED (8/1/96-7/31/97) - CONTINUED
(Gains and losses greater than $3 million are highlighted.)


STOCK                                            SECTOR                        DATE OF FINAL SALE    GAIN/(LOSS)
-----------------------------------------------------------------------------------------------------------------
Roche Holding LTD                                Pharmaceutical and Health Care     4/3/97            (629,704)
Seagate Technology                               Technology                         7/9/97             644,358
The Seagram Co. Ltd                              Consumer Products                  10/2/96          1,227,761
Union Pacific Resources Group Inc.               Energy                             3/19/97          2,098,319
Unocal Corp.                                     Energy                             10/25/96           327,975

DAVIS NEW YORK VENTURE FUND, INC. - CLASS A SHARES
ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT OF $10,000
==============================================================================

ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT
WITH DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS ACCEPTED IN ADDITIONAL SHARES

The chart below reflects an assumed investment of $10,000 covering the period from February 17, 1969 to July 31, 1997, the life of the Company. The period was one in which common stock prices fluctuated and was characterized by periods of substantial market advances as well as periods of substantial market declines. The results should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Company today.


[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]



                                Value of Shares            Value of Shares      Cost of Shares             Cost of Shares
          Value of Initial    Purchased Through          Purchased Through    Purchased Through         Purchased Through
      Investment - $43,064  Dividends - $105,132  Distributions - $413,416  Dividends - $42,835  Distributions - $172,883
      --------------------  --------------------  ------------------------  -------------------  ------------------------
1969        $9,574.11                   $0.00                    $0.00                  $0.00                 $0.00
1970        $7,560.98                   $0.00                   $96.99                  $0.00               $131.33
1971       $10,206.38                 $113.29                  $130.93                 $76.01               $131.33
1972       $12,110.70                 $187.61                  $155.36                $121.16               $131.33
1973       $10,525.33                 $192.52                  $364.22                $154.92               $401.43
1974        $7,945.59                 $247.26                  $274.95                $283.32               $401.43
1975        $8,371.48                 $572.10                  $324.30                $513.26               $401.43
1976       $10,225.14               $1,007.97                  $353.84                $831.88               $401.43
1977       $11,106.94               $1,331.25                  $384.35              $1,044.48               $401.43
1978       $13,742.97               $1,985.37                  $771.47              $1,304.40               $628.86
1979       $14,549.72               $2,544.00                $1,390.28              $1,721.12             $1,169.47
1980       $17,484.06               $3,674.55                $4,504.18              $2,189.48             $3,322.96
1981       $17,767.36               $4,759.89                $9,242.87              $3,136.91             $7.633.23
1982       $11,069.42               $4,060.53               $12,287.68              $4,342.50            $15,080.32
1983       $17,861.17               $7,918.92               $22,564.15              $5,299.11            $16,800.33
1984       $13,320.83               $6,870.98               $24,507.57              $6,315.87            $25,128.54
1985       $16,341.47               $9,740.36               $35,525.07              $7,455.10            $29,535.52
1986       $20,168.86              $13,630.10               $50,784.18              $8,799.98            $34,628.17
1987       $20,412.76              $14,756.17               $67,395.88              $9,733.84            $47,846.74
1988       $15,140.72              $13,720.06               $70,307.97             $12,205.38            $69,072.85
1989       $18,236.40              $20,147.70               $93,944.91             $15,024.63            $75,987.05
1990       $17,617.26              $24,832.66              $100,621.51             $20,166.92            $85,516.92
1991       $18,480.30              $29,338.64              $115,693.88             $23,007.14            $93,744.67
1992       $20,075.05              $35,872.34              $138,105.50             $26,629.00           $104,534.86
1993       $22,682.93              $43,950.45              $166,806.37             $29,812.83           $114,146.83
1994       $22,589.12              $46,958.73              $177,680.42             $32,902.19           $125,345.76
1995       $27,317.08              $60,054.77              $227,122.37             $35,366.26           $134,586.02
1996       $28,592.88              $66,292.19              $260,842.92             $38,618.72           $156,485.91
1997       $43,063.90             $105,131.93              $413,416.38             $42,835.20           $172,883.35




No adjustment has been made for any income taxes payable by shareholders on capital gain distributions and dividends invested in shares. This illustration reflects no sales charge.

DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS
July 31, 1997
================================================================================

                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - (91.60%)

    AEROSPACE - (1.00%)
     1,080,000        Boeing Co...........................................................   $      63,517,500
                                                                                             -----------------
    AGRICULTURE - (1.31%)
     3,695,000        Archer-Daniels-Midland Co...........................................          83,137,500
                                                                                             -----------------
    BANKS AND SAVINGS & LOANS - (13.32%)
     1,775,000        Banc One Corp.......................................................          99,621,875
     1,990,000        BankAmerica Corp....................................................         150,245,000
       300,000        Barnett Banks, Inc..................................................          17,081,250
     1,008,136        Citicorp............................................................         136,854,462
       851,500        First Bank System, Inc..............................................          75,783,500
        15,000        First Union Corp....................................................           1,521,562
       473,000        Golden West Financial Corp. ........................................          39,791,125
     1,532,600        State Street Corp...................................................          85,921,388
       290,000        TCF Financial Corporation...........................................          15,533,125
       816,000        Wells Fargo & Co....................................................         224,349,000
                                                                                             -----------------
                                                                                                   846,702,287
                                                                                             -----------------
    BUILDING MATERIALS - (3.24%)
     2,023,600        Martin Marietta Material, Inc.......................................          69,940,675
     2,906,200        Masco Corporation...................................................         136,228,125
                                                                                             -----------------
                                                                                                   206,168,800
                                                                                             -----------------
    CHEMICALS - (0.01%)
         6,000        Dow Chemical Co.....................................................             570,000
                                                                                             -----------------
    CONSUMER PRODUCTS - (4.84%)
        16,000        American Home Products Corp. .......................................           1,319,000
        80,000        Coca-Cola Company...................................................           5,540,000
        30,000        Fortune Brands, Inc.................................................           1,063,125
        30,000        Gallaher Group PLC - ADR*...........................................             538,125
        80,000        General Electric Co.................................................           5,615,000
        15,640        Nestle S.A. (Switzerland) ADR (144A)................................             992,419
     1,131,000        Nestle S.A. (Switzerland) (Sponsored ADR for Reg. Shrs.)............          71,766,361
     1,078,000        Nike, Inc...........................................................          67,172,875
     3,400,000        Philip Morris Cos., Inc.............................................         153,425,000
                                                                                             -----------------
                                                                                                   307,431,905
                                                                                             -----------------
    DIVERSIFIED FINANCIAL SERVICES - (4.59%)
     2,535,000        American Express Co.................................................         212,306,250
     2,200,000        Freddie Mac.........................................................          79,337,500
                                                                                             -----------------
                                                                                                   291,643,750
                                                                                             -----------------
    ELECTRONICS - (0.26%)
       427,875        Molex Incorporated..................................................          16,673,754
                                                                                             -----------------
    ENERGY - (10.65%)
        13,200        Amerada Hess Corp. .................................................             776,325


DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
July 31, 1997
===============================================================================

                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
    ENERGY - CONTINUED
         9,600        Amoco Corp. ........................................................   $         902,400
        32,000        Atlantic Richfield Co. .............................................           2,394,000
       527,600        British Petroleum Company PLC - ADR.................................          43,494,025
     1,850,900        Burlington Resources, Inc...........................................          87,455,025
        52,000        Chevron Corp........................................................           4,114,500
     1,193,800        Cooper Cameron Corp.*...............................................          69,986,525
     1,030,040        EVI, Inc.*..........................................................          50,343,205
       160,000        Exxon Corp..........................................................          10,280,000
     3,268,400        Halliburton Co......................................................         150,346,400
        16,000        Mobil Corp..........................................................           1,224,000
       290,000        Nabors Industries, Inc.*............................................           9,062,500
     1,378,070        Noble Affiliates, Inc.........................................                57,189,905
       966,000        Schlumberger Ltd....................................................          73,778,250
     1,258,100        Smith International Inc.*...........................................          90,190,044
        16,000        Sonat, Inc..........................................................             798,000
       800,000        Tosco Corporation...................................................          25,050,000
                                                                                             -----------------
                                                                                                   677,385,104
                                                                                             -----------------
    ENTERTAINMENT - (0.44%)
       350,100        The Walt Disney Company.............................................          28,292,456
                                                                                             -----------------
    FOOD & RESTAURANT - (3.47%)
     3,625,000        McDonald's Corp.....................................................         194,843,750
     1,237,000        Tyson Foods, Inc....................................................          25,938,344
                                                                                             -----------------
                                                                                                   220,782,094
                                                                                             -----------------
    INTERNATIONAL CLOSED-END INVESTMENT COMPANY - (0.51%)
     3,025,167        Morgan Stanley Asia Pacific Fund Inc................................          32,331,472
                                                                                             -----------------
    INVESTMENT FIRMS - (4.52%)
       834,400        Donaldson, Lufkin & Jenrette, Inc...................................          54,027,400
       530,000        J.P. Morgan & Co., Inc..............................................          61,413,750
     3,286,072        Morgan Stanley, Dean Witter & Discover Co...........................         171,902,642
                                                                                             -----------------
                                                                                                   287,343,792
                                                                                             -----------------
    LIFE INSURANCE - (1.52%)
     1,601,250        SunAmerica, Inc.....................................................          96,875,625
                                                                                             -----------------
    MANUFACTURING - (0.00%)
        30,000        Maytag Corp.........................................................             875,625
                                                                                             -----------------
    MARKETING - (0.01%)
         1,666        ACNielsen Corp.*....................................................              35,819
                                                                                             -----------------
    PAPER PRODUCTS - (0.63%)
       436,100        Fort Howard Corp.*..................................................          24,367,087
        12,000        International Paper Co..............................................             672,000
       280,000        Kimberly-Clark Corp.................................................          14,192,500

DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
July 31, 1997
================================================================================

                                                                                                         VALUE
      SHARES                                     SECURITY                                             (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
    PAPER PRODUCTS - CONTINUED
        16,200        Union Camp Corp.....................................................   $         948,713
                                                                                             -----------------
                                                                                                    40,180,300
    PHARMACEUTICAL AND HEALTH CARE - (5.27%)                                                 -----------------
       434,000        Bristol-Myers Squibb Co.............................................          34,041,875
         5,000        Cognizant Corp.....................................................              213,125
       295,000        Eli Lilly & Co......................................................          33,335,000
       364,000        Johnson & Johnson...................................................          22,681,750
       164,000        Merck & Co., Inc....................................................          17,045,750
       488,000        Novartis AG - ADR...................................................          39,131,500
     1,200,000        Pfizer, Inc.........................................................          71,550,000
     1,205,100        SmithKline Beecham PLC - ADR........................................         117,195,975
                                                                                             -----------------
                                                                                                   335,194,975
                                                                                             -----------------
    PROPERTY/CASUALTY INSURANCE - (11.80%)
     1,177,383        The Allstate Corp...................................................          93,013,257
       358,875        American International Group, Inc...................................          38,220,187
       770,000        W.R. Berkley Corp...................................................          44,323,125
     1,040,600        Chubb Corp..........................................................          73,362,300
       970,700        General Re Corp.....................................................         202,754,962
       580,000        Progressive Corp. (Ohio)............................................          62,205,000
       824,550        Transatlantic Holdings Inc..........................................          61,016,700
     1,860,532        Travelers Group Inc.................................................         133,842,021
       844,000        20th Century Industries, Inc........................................          20,414,250
       472,200        UNUM Corp...........................................................          21,012,900
                                                                                             -----------------
                                                                                                   750,164,702
                                                                                             -----------------
    PUBLISHING - (1.93%)
         5,000        Dun & Bradstreet Corp..............................................              135,000
       610,800        Gannett Co., Inc....................................................          60,660,075
       655,000        Harcourt General, Inc...............................................          30,948,750
       580,000        Tribune Co..........................................................          30,703,750
         1,000        Washington Post Co., Class B........................................             413,750
                                                                                             -----------------
                                                                                                   122,861,325
                                                                                             -----------------
    REAL ESTATE - (2.63%)
       275,310        Crescent Operating, Inc.*...........................................           4,404,960
     2,753,100        Crescent Real Estate Equities, Inc..................................          86,034,375
       308,500        Federal Realty Investment Trust.....................................           8,175,250
        70,500        Kimco Realty Corp...................................................           2,397,000
       700,000        Rouse Company.......................................................          20,781,250
       200,000        Saul Centers, Inc...................................................           3,500,000
         6,700        Simon DeBartolo Group, Inc..........................................             214,400
       341,800        United Dominion Realty Trust, Inc...................................           4,870,650


DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
July 31, 1997
================================================================================

                                                                                                         VALUE
      SHARES                                     SECURITY                                             (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
    REAL ESTATE - CONTINUED
       484,200        Vornado Realty Trust................................................   $      32,471,663
       100,000        Weingarten Realty, Investors........................................           4,362,500
                                                                                             -----------------
                                                                                                   167,212,048
                                                                                             -----------------
    SATELLITE TELECOMMUNICATIONS - (0.13%)
       545,000        Loral Space & Communications*.......................................           8,515,625
                                                                                             -----------------
    TECHNOLOGY - (11.66%)
     3,385,000        Hewlett-Packard Co..................................................         237,160,905
     1,270,000        Intel Corp..........................................................         116,562,187
     2,508,000        International Business Machines Corp................................         265,221,000
     1,498,000        Komag Inc.*.........................................................          31,317,563
       430,000        Novellus Systems, Inc.*.............................................          45,123,125
     1,000,000        Sun Microsystems, Inc.*.............................................          45,718,750
                                                                                             -----------------
                                                                                                   741,103,530
                                                                                             -----------------
    TELECOMMUNICATIONS - (3.26%)
     2,680,000        AirTouch Communications, Inc.*......................................          88,272,500
       143,590        Global Star Telecommunications*.....................................           4,576,931
       970,000        Motorola, Inc.......................................................          77,903,125
        10,000        SBC Communications, Inc.............................................             591,875
     1,935,000        360 (Degree) Communication Company*.................................          35,676,563
                                                                                             -----------------
                                                                                                   207,020,994
                                                                                             -----------------
    TRANSPORTATION - (4.55%)
     1,734,900        Burlington Northern Santa Fe Corp...................................         167,526,281
     1,371,150        Illinois Central Corp...............................................          50,561,156
       991,000        Union Pacific Corp..................................................          71,042,313
                                                                                             -----------------
                                                                                                   289,129,750
                                                                                             -----------------
    UTILITIES - (0.04%)
        10,000        Carolina Power & Light Co. .........................................             356,250
        12,000        Duke Power Corp.....................................................             608,250
        12,000        Edison International ...............................................             303,000
         8,000        Enova Corp. ........................................................             194,000
         6,000        New England Electric System.........................................             223,875
        16,800        Southern Co. .......................................................             368,550
         9,000        Wisconsin Energy Corp. .............................................             230,063
                                                                                             -----------------
                                                                                                     2,283,988
                                                                                             -----------------
    WASTE MANAGEMENT - (0.01%)
        12,000        Waste Management Inc................................................             384,000
                                                                                             -----------------

                           Total Common Stocks - (identified cost $3,671,680,307).........       5,823,818,720
                                                                                             -----------------


DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
July 31, 1997

==============================================================================================================
                                                                                                        VALUE
SHARES/PRINCIPAL                                 SECURITY                                             (NOTE 1)
--------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - (0.50%)

       162,394        AirTouch Communications, Inc., 4.25%, Ser. C Conv. Pfd..............   $       8,809,874
        50,000        Banc One Corp., $3.50, Ser. C Conv. Pfd.............................           5,406,250
       200,000        Devon Financing Trust, $3.25, Conv. Pfd.............................          14,700,000
        60,000        Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd.......................           3,180,000
                                                                                             -----------------

                           Total Preferred Stocks - (identified cost $26,788,132).........          32,096,124
                                                                                             -----------------

SHORT TERM INVESTMENTS - (7.84%)

$   40,000,000        Federal Home Loan Bank Discount Note, 5.35%, 08/07/97...............          39,964,333
    16,630,000        Federal Home Loan Bank Discount Note, 5.35%, 08/08/97...............          16,612,700

    22,285,000        Federal Home Loan Bank Discount Note, 5.36%, 08/15/97...............          22,238,548

    21,150,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.37%, 08/04/97................................................          21,140,536

    21,150,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.38%, 08/05/97................................................          21,137,357

    35,000,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.36%, 08/06/97................................................          34,973,944
    22,565,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.36%, 08/12/97................................................          22,528,044
    34,225,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.38%, 08/13/97................................................          34,163,623
    47,800,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.42%, 08/28/97................................................          47,605,693
    38,240,000        Federal Home Loan Mortgage Corporation Discount Note,
                           5.41%, 08/29/97................................................          38,079,095
    43,375,000        Federal National Mortgage Association Discount Note,
                           5.40%, 08/01/97................................................          43,375,000
    33,560,000        Federal National Mortgage Association Discount Note,
                           5.39%, 08/04/97................................................          33,544,926
    34,545,000        Federal National Mortgage Association Discount Note,
                           5.39%, 08/19/97................................................          34,451,901
    35,000,000        Federal National Mortgage Association Discount Note,
                           5.42%, 08/20/97................................................          34,899,881
    21,635,000        Federal National Mortgage Association Discount Note,
                           5.39%, 08/21/97................................................          21,570,215
    32,000,000        Federal National Mortgage Association Discount Note,
                           5.43%, 08/26/97................................................          31,879,333
                                                                                             -----------------
                           Total Short Term Investments - (identified cost $498,165,129)..         498,165,129

                                                                                                        VALUE
SHARES/PRINCIPAL                                 SECURITY                                             (NOTE 1)
--------------------------------------------------------------------------------------------------------------

                           Total Investments - (identified cost $4,196,633,568)(99.94%)(a)   $   6,354,079,973
                           Other Assets Less Liabilities- (0.06%).........................           3,832,419
                                                                                             -----------------
                                    Net Assets - (100%)...................................   $   6,357,912,392
                                                                                             =================
(a) Aggregate cost for Federal Income Tax purposes is $4,196,606,276. At July
31, 1997 unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes was as follows:

                      Unrealized appreciation.............................................   $   2,172,018,832
                      Unrealized depreciation.............................................         (14,545,135)
                                                                                             ------------------
                           Net appreciation...............................................   $   2,157,473,697
                                                                                             =================
* Non-Income Producing Security

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 1997

====================================================================================
ASSETS:
     Investments in securities, at value (identified cost $4,196,633,568) (Note 1)........   $   6,354,079,973
     Cash.................................................................................             492,117
     Receivables:
         Investments sold.................................................................           7,285,709
         Capital stock sold...............................................................          53,300,482
         Dividends and interest...........................................................           6,013,606
     Note receivable (Note 7).............................................................           1,875,000
     Other Assets.........................................................................              86,864
                                                                                             -----------------
              Total assets................................................................       6,423,133,751
                                                                                             -----------------

LIABILITIES:
     Payables:
         Investment securities purchased..................................................          55,265,046
         Capital stock reacquired.........................................................           3,736,274
     Accrued expenses.....................................................................           6,010,045
     Other liabilities....................................................................             209,994
                                                                                             -----------------
              Total liabilities...........................................................          65,221,359
                                                                                             -----------------

NET ASSETS ...............................................................................   $   6,357,912,392
                                                                                             =================

NET ASSETS CONSIST OF:
     Undistributed net investment income..................................................   $      12,302,594
     Unrealized appreciation on investments...............................................       2,157,446,406
     Accumulated net realized gains  from investments and  foreign currency  transactions.         187,632,195
     Paid-in capital......................................................................       4,000,531,197
                                                                                             -----------------
              Net assets..................................................................   $   6,357,912,392
                                                                                             =================

     CLASS A SHARES
         Net assets.......................................................................   $   4,054,767,250
         Shares outstanding...............................................................         177,020,829
         Net asset value and redemption price per share (net assets/shares outstanding)...           $   22.91
                                                                                                     =========
         Maximum offering price per share (100/95.25 of $22.91)...........................           $   24.05
                                                                                                     =========
     CLASS B SHARES
         Net assets.......................................................................   $   1,196,250,397
         Shares outstanding...............................................................          52,832,927
         Net asset value and redemption price per share (net assets/shares outstanding)...           $   22.64
                                                                                                     =========
     CLASS C SHARES
         Net assets.......................................................................   $     573,309,405
         Shares outstanding...............................................................          25,232,556
         Net asset value and redemption price per share (net assets/shares outstanding)...           $   22.72
                                                                                                     =========
     CLASS Y SHARES
         Net assets.......................................................................   $     533,585,340
         Shares outstanding...............................................................          23,081,832
         Net asset value and redemption price per share (net assets/shares outstanding)...           $   23.12
                                                                                                     =========


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS NEW YORK VENTURE FUND, INC.
STATEMENT OF OPERATIONS
For the year ended July 31, 1997

========================================================================================
INVESTMENT INCOME:
     Income:
         Dividends........................................................................   $      56,380,629
         Interest ........................................................................          17,469,906
                                                                                             -----------------
                 Total income.............................................................          73,850,535

     Expenses:
         Management fees (Note 3)........................................  $    22,385,196
         Custodian fees..................................................          574,525
         Transfer agent fees
              Class A....................................................        2,127,337
              Class B....................................................        1,079,025
              Class C....................................................          309,445
              Class Y....................................................              782
         Audit fees......................................................           45,326
         Legal fees......................................................          180,056
         Accounting fees (Note 3)........................................          127,087
         Reports to shareholders.........................................          240,394
         Directors fees and expenses.....................................          153,972
         Registration and filing fees....................................          531,626
         Miscellaneous...................................................          241,204
         Service fees paid under distribution plan (Note 4)
              Class A....................................................        5,705,119
              Class B....................................................        6,131,202
              Class C....................................................        2,868,760
                                                                           ---------------
                  Total expenses..........................................................          42,701,056
         Fee Reduction (Note 6)...........................................................             (78,317)
                                                                                             -----------------
              Net expenses................................................................          42,622,739
                                                                                             -----------------
                  Net investment income...................................................          31,227,796
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain from:
         Investment transactions..........................................................         283,675,049
         Foreign currency  transactions...................................................             901,551
     Net increase in unrealized appreciation of
         investments during  the year.....................................................       1,574,058,965
                                                                                             -----------------
                  Net realized and unrealized gain on investments.........................       1,858,635,565
                                                                                             -----------------
                  Net increase in net assets resulting from operations....................   $   1,889,863,361
                                                                                             =================

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS NEW YORK VENTURE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

==============================================================================================================
                                                                                    FOR THE YEARS ENDED
                                                                                         JULY 31,
                                                                          ------------------------------------
                                                                                   1997               1996
                                                                                   ----               ----
OPERATIONS:
     Net investment income.............................................   $     31,227,796   $      25,572,187
     Net realized gain from investments and
              foreign currency transactions............................        284,576,600         138,061,957
     Increase in unrealized appreciation of investments................      1,574,058,965          65,657,908
                                                                          ----------------   -----------------
         Net increase in net assets resulting
              from operations..........................................      1,889,863,361         229,292,052



DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
         Class A ($0.18 and $0.15 per share, respectively).............        (26,255,863)        (17,109,868)
         Class B ($0.04 per share).....................................         (1,030,857)             --
         Class C ($0.04 per share).....................................           (466,410)             --
         Class Y ($0.06 per share).....................................           (154,449)             --

     Realized gains from investment transactions
         Class A ($0.70 and $1.01 per share, respectively).............       (102,106,133)       (115,206,444)
         Class B ($0.70 and $1.01 per share, respectively).............        (18,040,009)         (6,379,613)
         Class C ($0.70 and $1.01 per share, respectively).............         (8,162,177)         (2,015,166)
         Class Y ($0.70 per share).....................................         (1,801,897)                --

CAPITAL SHARE TRANSACTIONS (NOTE 5)....................................      2,068,532,408         822,481,849
                                                                          ----------------   -----------------

         Total increase in net assets..................................      3,800,377,974         911,062,810


NET ASSETS:

     Beginning of year.................................................      2,557,534,418       1,646,471,608
                                                                          ----------------   -----------------

     End of year (including undistributed net income of $12,302,594
         and $8,982,377, respectively).................................   $  6,357,912,392   $   2,557,534,418
                                                                          ================   =================


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
July 31, 1997
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund invests primarily in common stocks. There is no assurance that the investment objective of the Fund will be achieved. The Fund invests in securities subject to the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the equity markets. The Fund may invest in securities of foreign issuers and hedge currency fluctuation risks related thereto. On December 1, 1994 the Fund commenced the offering of shares in three classes, Class A, Class B and Class C. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. On September 1, 1996 the Fund commenced the offering of Class Y Shares. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 1997, were $2,618,806,412 and $858,815,041, respectively.

DAVIS NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1997

================================================================================

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES Advisory fees are paid monthly to the investment adviser at the annual rate of .75% of the average daily net assets for the first $250 million, .65% of the average daily net assets on the next $250 million, .55% of average daily net assets on the next $2.5 billion, .54% of the average daily net assets on the next $1 billion, .53% of the average daily net assets on the next $1 billion, .52% of the average daily net assets on the next $1 billion, .51% of the average daily net assets on the next $1 billion and .50% of the average daily net assets in excess of $7 billion.

       Effective June 1, 1997, Davis Distributors, LLC (the "Distributor"), and subsidiary of the Adviser, became the Underwriter and Distributor of the Fund. Until June 1, 1997, the Adviser also acted as Underwriter and Distributor. The Distributor is paid for registering Fund shares for sale in various states. The fee for the year ended July 31, 1997 amounted to $13,169. The Distributor is also paid for certain transfer agent services. The fee for the year ended July 31, 1997 amounted to $151,226.

       The Adviser is paid for certain accounting services. The fee amounted to $127,087 for the year ended July 31, 1997. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

       The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the year ended July 31, 1997, SCD received $219,720 in commission on the purchases and sales of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

       CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the year ended July 31, 1997, Davis Distributors, LLC (or its predecessor, Davis Selected Advisrs, L.P.), the Fund's Underwriter (the "Underwriter") received $16,907,761 from commissions earned on sales of Class A shares of the Fund of which $2,658,036 was retained by the Underwriter and the remaining $14,249,725 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of the Fund for the year ended July 31, 1997 was $5,705,119.

DAVIS NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1997
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

       CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays the Distributor a 4% commission on the proceeds from the sale of the Fund's Class B shares and the Distributor reallows 4% to the qualified dealer responsible for the sale of the shares. A rule implemented by the National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's annual average net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the year ended July 31, 1997, Class B shares of the Fund made distribution plan payments which included commissions of $4,580,590 and maintenance fees of $1,550,612.

       Commissions earned by the Distributor during the year ended July 31, 1997 on the sale of Class B shares of the Fund amounted to $25,460,443 of which $24,164,532 was reallowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $32,530,736, representing the cumulative commissions earned by the Distributor on the sale of the Fund's Class B shares reduced by cumulative commissions paid by the Fund and cumulative contingent deferred sales charge paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

         A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 1997 the Distributor received $541,288 in contingent deferred sales charges from Class B shares of the Fund.

         CLASS C SHARES

         Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's annual average net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

         During the year ended July 31, 1997, Class C shares of the Fund made distribution payments of $2,868,760. During the year ended July 31, 1997, the Distributor received $83,704 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued July 31, 1997
================================================================================

NOTE 5 - CAPITAL STOCK

       At July 31, 1997, there were 1,000,000,000 shares of capital stock ($0.05 par value per share) authorized. Transactions in capital stock were as follows:




CLASS A
-------
                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 1997                  JULY 31, 1996
                                                 -------------------------------  ----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------

Shares subscribed..............................     62,568,994  $  1,170,853,844    38,287,694  $  576,914,471
Shares issued in reinvestment of distributions.      5,802,406       102,355,058     6,967,930     100,617,055
                                                 -------------  ----------------  ------------  --------------
                                                    68,371,400     1,273,208,902    45,255,624     677,531,526
Shares reacquired..............................    (32,529,756)     (595,232,360)  (13,593,507)   (204,699,701)
                                                 -------------  ----------------  ------------  -------------
     Net increase..............................     35,841,644  $    677,976,542    31,662,117  $  472,831,825
                                                 =============  ================  ============  ==============


CLASS B
-------

                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 1997                  JULY 31, 1996
                                                  ------------------------------   -------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------

Shares subscribed..............................     35,141,408  $    659,411,142    16,973,142  $  254,230,001
Shares issued in reinvestment of distributions.        710,105        12,448,299       311,026       4,472,559
                                                  ------------  ----------------  ------------  --------------
                                                    35,851,513       671,859,441    17,284,168     258,702,560
Shares reacquired..........................         (2,169,646)      (39,943,226)     (895,972)    (13,453,459)
                                                  ------------  ----------------  ------------  --------------
     Net increase..............................     33,681,867  $    631,916,215    16,388,196  $  245,249,101
                                                  ============  ================  ============  ==============



CLASS C
-------

                                                           YEAR ENDED                     YEAR ENDED
                                                          JULY 31, 1997                  JULY 31, 1996
                                                   -----------------------------  ---------------------------
                                                     SHARES           AMOUNT        SHARES          AMOUNT
                                                     ------           ------        ------          ------
Shares subscribed..............................     18,485,151  $    345,126,337    7,270,790   $  109,392,876
Shares issued in reinvestment of distributions.        275,156         4,837,597       97,098        1,400,156
                                                  ------------  ----------------  -----------   --------------
                                                    18,760,307       349,963,934    7,367,888      110,793,032
Shares reacquired..........................         (1,280,225)      (23,652,939)    (426,267)      (6,392,109)
                                                  ------------  ----------------  ------------  --------------
     Net increase..............................     17,480,082  $    326,310,995     6,941,621  $  104,400,923
                                                  ============  ================  ============  ==============

DAVIS NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1997
================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS Y
-------
                                                           YEAR ENDED
                                                          JULY 31, 1997
                                                  ------------------------------
                                                    SHARES           AMOUNT
                                                    ------           ------
Shares subscribed..............................   25,413,416    $   480,571,559
Shares issued in reinvestment of distributions        38,351            681,489
                                                 -----------    ---------------
                                                  25,451,767        481,253,048
Shares reacquired..........................       (2,369,935)       (48,924,392)
                                                 -----------    ---------------
          Net increase ........................   23,081,832    $   432,328,656
                                                 ===========    ===============
NOTE 6 - CUSTODY FEES

          Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $78,317 during the year ended July 31, 1997.

NOTE 7 - NOTE RECEIVABLE

          At July 31, 1997, Davis New York Venture Fund owned a note receivable from the Robert Plan Corporation in the amount of $1,875,000. Principal plus accrued interest at 5% over the prime rate of The Chase Manhattan Bank is payable in eight equal installments on January 31, 1997, April 30, 1997, July 31, 1997, October 31, 1997, January 30, 1998, April 30, 1998, July 31, 1998 and
October 30, 1998.

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

          An annual meeting of shareholders was held on October 16, 1996. Matters submitted for approval included consideration of a Sub-Advisory Agreement between Davis Selected Advisers, L.P., the Investment Adviser of the Fund, and Davis Selected Advisers-NY, Inc., an affiliate of the Adviser; ratification of the selection of Tait, Weller & Baker as the Fund's auditors for the year ending July 31, 1997 and election of Wesley E. Bass, Jr. and Edwin
R. Werner as directors of the Fund. With respect to consideration of the Sub-Advisory Agreement, 1,518,256,777 votes were cast in favor, 16,443,638 votes were cast against and 52,494,905 votes abstained. With respect to ratification of the selection of auditors, 1,547,982,292 votes were cast in favor, 3,982,211 votes were cast against and 35,230,817 votes abstained. With respect to the election of Mr. Bass, 1,566,884,707 votes were cast in favor and 20,310,613 votes were withheld. With respect to the election of Mr. Werner, 1,565,891,115 votes were cast in favor and 21,304,205 votes were withheld. The terms of office of Jeremy H. Biggs, Marc P. Blum, Shelby M.C. Davis, Eugene M. Feinblatt, Jerry D. Geist, D. James Guzy, G. Bernard Hamilton, LeRoy E. Hoffberger, Laurence W. Levine and Christian R.
Sonne also continued after the meeting.

DAVIS NEW YORK VENTURE FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS A

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.



                                                            YEAR ENDED JULY 31,
                                             ----------------------------------------------
                                                 1997       1996        1995       1994       1993
                                                 ----       ----        ----       ----       ----
Net Asset Value, Beginning of Period.......  $  15.24   $  14.56    $  12.04    $  12.08   $  10.70
                                             --------   --------    --------    --------   --------

Income From Investment Operations
---------------------------------
     Net Investment Income.................       .18        .20         .14         .16        .10
     Net Gains on Securities
         (both realized and unrealized)....      8.37       1.64        2.95         .54       1.98
                                             --------   --------    --------    --------   --------
       Total From Investment Operations....      8.55       1.84        3.09         .70       2.08

Less Distributions
------------------
     Dividends (from net investment              (.18)      (.15)       (.12)       (.16)      (.10)
      income)..............................
     Distributions From Realized Capital
      Gains................................      (.70)     (1.01)       (.45)       (.58)      (.59)
     Distributions From Paid In Capital....      -          -           -           -          (.01)
                                             -------     -------     -------     -------    --------
       Total  Distributions................      (.88)     (1.16)       (.57)       (.74)      (.70)
                                             --------    --------    -------    --------   --------

Net Asset Value, End  of Period............  $  22.91   $  15.24    $  14.56    $  12.04   $  12.08
                                             ========   ========    ========    ========   ========

Total Return (1)...........................    57.83%      13.04%      27.21%      5.99%      20.20%
-------------

Ratios/Supplemental Data

     Net Assets, End of Period (000
      omitted).............................  4,054,767  2,151,444  1,594,885  1,076,779     738,698

     Ratio of Expenses to  Average Net
      Assets...............................        .89%       .87%       .90%       .87%        .89%
     Ratio of Net Income to Average Net
      Assets...............................        .98%      1.30%      1.11%      1.19%        .85%
     Portfolio Turnover Rate...............      23.54%        19%        15%        13%         24%
     Average Commisison Rate per share.....     $.0600         -          -           -         -

 (1)  Sales charges are not reflected in calculation.

DAVIS NEW YORK VENTURE FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.




                                                  CLASS B                                 CLASS C
                                    -----------------------------------    -------------------------------------
                                                         DECEMBER 1, 1994                      DECEMBER 20, 1994
                                                         (COMMENCEMENT                        (COMMENCEMENT
                                      YEAR       YEAR     OF OPERATIONS)     YEAR       YEAR     OF OPERATIONS)
                                      ENDED     ENDED       THROUGH         ENDED       ENDED     THROUGH
                                     7/31/97    7/31/96      7/31/95        7/31/97    7/31/96      7/31/95
                                     -------   --------      --------       -------    -------      -------
Net Asset Value, Beginning of
  Period...........................  $  15.08  $  14.43     $  10.88         $15.12   $  14.47      $   11.16
                                     --------  --------     --------       --------   --------      ---------

Income From Investment Operations
---------------------------------
     Net Investment Income (Loss)..       .01       .04         (.01)           .02        .04           (.01)
     Net Gains on Securities
      (both realized and
      unrealized)...................     8.29      1.62         3.56           8.32       1.62           3.32
                                     --------  --------   ----------       --------   --------   ------------
       Total From Investment
            Operations.............      8.30      1.66         3.55           8.34       1.66           3.31

Less Distributions
------------------
     Dividends (from net
         investment income)........      (.04)     -            -              (.04)      -              -
     Distributions From Realized
         Capital Gains.............      (.70)    (1.01)        -              (.70)     (1.01)          -
                                     --------  --------   ----------       --------   --------   ------------
       Total  Distributions........      (.74)    (1.01)        -              (.74)     (1.01)          -
                                     --------  --------   ----------       --------   --------   ------------

Net Asset Value, End  of Period....  $  22.64  $  15.08     $  14.43       $  22.72   $  15.12      $   14.47
                                     ========  ========     ========       ========   ========      =========
Total Return (1) ...................    56.47%    11.81%       26.07%*        56.59%     11.78%       26.42%*
-------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period
              (000 omitted)........  1,196,250  288,835        39,857       573,309    117,255        11,729
     Ratio of Expenses to  Average
              Net Assets...........    1.79%(2)   1.73%        1.78%*         1.73%      1.73%        1.78%*
     Ratio of Net Income to Average     .07%       .44%         .23%*         .13%*       .44%         .23%*
              Net Assets...........
     Portfolio Turnover Rate.......    23.54%       19%           15%        23.54%        19%           15%
     Average Commisssion Rate
         par share ................    $.0600      -            -            $.0600       -              -


(1)  Contingent deferred sales charges are not reflected in calculation.
(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.78%. Prior to 1996, such reductions were reflected in the expense ratios.
*    Annualized.

DAVIS NEW YORK VENTURE FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


CLASS Y

                                                                OCTOBER 2, 1996
                                                                 (COMMENCEMENT
                                                                OF OPERATIONS)
                                                                   THROUGH
                                                                   7/31/97
                                                                   -------

Net Asset Value, Beginning of Period...........................   $  16.66
                                                                  --------

Income From Investment Operations
---------------------------------
     Net Investment Income (Loss)..............................        .15
     Net Gains on Securities (both realized and unrealized)....       7.07
                                                                  --------
       Total From Investment Operations........................       7.22

Less Distributions
------------------
     Dividends (from net investment income)....................       (.06)
     Distributions From Realized Capital Gains.................       (.70)
                                                                  --------
       Total  Distributions....................................       (.76)
                                                                  --------

Net Asset Value, End  of Period................................   $  23.12
                                                                  ========

Total Return ..................................................     44.71%
-------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000 omitted)...................    533,585
     Ratio of Expenses to  Average Net Assets..................      .62%*
     Ratio of Net Income to Average Net Assets.................     1.19%*
     Portfolio Turnover Rate...................................     23.54%
     Average Commission Rate par share.........................     $.0600


*  Annualized.

DAVIS NEW YORK VENTURE FUND, INC.
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS NEW YORK VENTURE FUND, INC.


       We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund, Inc., including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                          TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
August 21, 1997

                                 DAVIS NEW YORK
                               VENTURE FUND, INC.
               124 East Marcy Street, Santa Fe, New Mexico 87501
================================================================================

            DIRECTORS                      OFFICERS
            Wesley E. Bass, Jr.            Jeremy H. Biggs
            Jeremy H. Biggs                    Chairman
            Marc P. Blum                   Shelby M. C. Davis
            Shelby M.C. Davis                  President
            Eugene M. Feinblatt            Kenneth C. Eich
            Jerry D. Geist                     Vice President
            D. James Guzy                  Eileen R. Street
            G. Bernard Hamilton                Vice President,
            LeRoy E. Hoffberger                 Treasurer & Assistant Secretary
            Laurence W. Levine             Sam P. Ynzunza
            Christian R. Sonne                 Vice President& Secretary
            Edwin R. Werner                Christopher C. Davis
                                               Vice President
                                           Andrew A. Davis
                                               Vice President
                                           Carolyn H. Spolidoro
                                               Vice President
                                           Sharra L. Reed
                                               Assistant Treasurer
                                               & Assistant Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico 87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza, Suite 700
Philadelphia, Pennsylvania  19102-1707
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FOR MORE INFORMATION ABOUT DAVIS NEW YORK VENTURE FUND, INC. INCLUDING
MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

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